BANKWELL FINANCIAL GROUP REPORTS RECORD THIRD QUARTER NET INCOME OF $4.3 MILLION OR $0.55 PER SHARE AND DECLARES FOURTH QUARTER DIVIDEND
New Canaan, CT – October 18, 2017 – Bankwell Financial Group, Inc. (NASDAQ: BWFG) reported net income of $4.3 million or $0.55 per share for the third quarter of 2017, versus $3.1 million or $0.41 per share for the same period in 2016.
The Company's Board of Directors declared a $0.07 per share cash dividend, payable November 27, 2017 to shareholders of record on November 17, 2017.
Notes Bankwell Financial Group President and CEO, Christopher R. Gruseke:
"I am pleased to announce that Bankwell has reached many milestones this quarter. Bankwell has realized record earnings of $4.3 million, making it the first time we have exceeded $4.0 million of net income in a single quarter. Total assets and loans also reached new highs, surpassing $1.8 billion and $1.5 billion, respectively. Our performance driven culture has resulted in a year to date annualized ROAA of 0.92% and a year to date annualized ROAE of 10.27%. In addition, our tangible book value per common share stood at $20.41 as of quarter-end."
"I'm also happy to announce that as Bankwell continues to execute on our strategic growth plan, we have received regulatory approval for two new branch locations with an additional branch application underway."
"We anticipate another increase to our quarterly dividend in the first quarter of 2018 as we seek to align dividend increases with the calendar year."
"Finally, I am proud to note that our exceptional performance has been recognized by Sandler O' Neill + Partners, L.P. as a 2017 'Sm-All Star', naming Bankwell as one of the top performing community banks in the country."
Third Quarter 2017 Highlights:

•	Third quarter diluted earnings per share were $0.55, an increase of 34% compared to the third quarter of 2016.
•	Third quarter total revenue (net interest income plus non-interest income) reached $14.7 million versus $13.3 million in the same period last year, an 11% increase.
•	Return on average assets reached 0.96% for the quarter ended September 30, 2017 compared to 0.85% for the quarter ended September 30, 2016.
•	Return on average tangible common equity reached 10.99% in the third quarter of 2017 compared to 9.16% for the quarter ended September 30, 2016.
•	The tangible book value per common share at September 30, 2017 was $20.41, a 10% increase over September 30, 2016.
•	Tax equivalent net interest margin was 3.30% for the third quarter of 2017.
•	The efficiency ratio was 55.1% and 55.7% for the third quarter of 2017 and 2016, respectively and 54.8% and 56.8% for the nine months ended September 30, 2017 and 2016, respectively.
•	Total gross loans exceeded $1.5 billion and grew at an annualized rate of 10% during the third quarter of 2017 and 15% for the nine months ended September 30, 2017.
•	Total assets exceeded $1.8 billion and grew at an annualized rate of 11% during the third quarter of 2017 and 14% for the nine months ended September 30, 2017.
•	Deposits totaled $1.4 billion and grew at an annualized rate of 12% for the nine months ended September 30, 2017.
•	The allowance for loan losses was $19.6 million and represents 1.28% of total loans.
•	Nonperforming assets represented 0.25% of total assets as of September 30, 2017.
•	Investment securities totaled $109.8 million and represent 6% of total assets.

Earnings
Net income for the quarter ended September 30, 2017 was $4.3 million, an increase of 36% compared to the quarter ended September 30, 2016. Net income for the nine months ended September 30, 2017 was $11.7 million, an increase of 30% compared to the nine months ended September 30, 2016. Revenues (net interest income plus non-interest income) for the quarter ended September 30, 2017 were $14.7 million, an increase of 11% compared to the quarter ended September 30, 2016. Revenues for the nine months ended September 30, 2017 were $43.5 million, an increase of 14% compared to the nine months ended September 30, 2016. Net interest income for the quarter ended September 30, 2017 was $13.9 million, an increase of 11% compared to the quarter ended September 30, 2016. Net interest income for the nine months ended September 30, 2017 was $40.5 million, an increase of 13% compared to the nine months ended September 30, 2016. Our strong net income, revenues and net interest income growth were fueled by continued earning asset growth.
Basic and diluted earnings per share for the quarter ended September 30, 2017 were $0.55 compared to $0.42 and $0.41 basic and diluted for the quarter ended September 30, 2016.
The Company's efficiency ratios for the quarters ended September 30, 2017 and September 30, 2016 were 55.1% and 55.7%, respectively. The Company's efficiency ratio for the nine months ended September 30, 2017 and September 30, 2016 were 54.8% and 56.8%, respectively.
Noninterest Income and Expense
Noninterest income increased $74 thousand or 10% to $824 thousand for the three months ended September 30, 2017 compared to the three months ended September 30, 2016. Noninterest income increased $813 thousand or 36% to $3.1 million for the nine months ended September 30, 2017 compared to the nine months ended September 30, 2016. The increase in noninterest income was primarily driven by income earned from our additional purchases of Bank Owned Life Insurance and rental income earned from the headquarters building acquired in the fourth quarter of 2016.
Noninterest expense increased $648 thousand or 9% for the three months ended September 30, 2017 compared to the three months ended September 30, 2016. The increase was primarily driven by an increase in professional services due to increased fees paid for internal and external audit, and consulting services and increases in data processing to support the overall growth of the business.
Noninterest expense increased $2.2 million or 10% for the nine months ended September 30, 2017 compared to the nine months ended September 30, 2016.  The increase was primarily driven by an increase in salaries and employee benefits, occupancy and equipment expenses and professional services. The increase in salaries and employee benefits was driven by an increase in full time equivalent employees. Average full time equivalent employees totaled 132 at September 30, 2017 compared to 124 at September 30, 2016. The increase in occupancy and equipment expenses was driven by increases in IT related expenses, one time charges relating to back office consolidation activity and maintenance costs for our headquarters building acquired in the fourth quarter of 2016. The increase in professional services was driven by increased fees paid for internal and external audit, and consulting services to support the overall growth of the business.

Financial Condition
Assets exceeded $1.8 billion at September 30, 2017, an annualized increase of 14% compared to assets of $1.6 billion at December 31, 2016. This increase reflects strong organic loan growth. Total gross loans exceeded $1.5 billion at September 30, 2017, an annualized increase of 15% compared to December 31, 2016, driven by growth in commercial real estate loans of $97.6 million and commercial business loans of $56.6 million. Deposits increased to $1.4 billion compared to $1.3 billion at December 31, 2016, an annualized increase of 12% over December 31, 2016.
Asset Quality
Asset quality remained exceptionally strong at September 30, 2017. Non-performing assets as a percentage of total assets was 0.25% at September 30, 2017, up slightly from 0.20% at December 31, 2016. The allowance for loan losses at September 30, 2017 was $19.6 million, representing 1.28% of total loans.
Capital
Shareholders' equity totaled $158.3 million as of September 30, 2017, an increase of $12.4 million compared to December 31, 2016, primarily a result of net income for the nine months ended September 30, 2017 of $11.7 million. As of September 30, 2017, the tangible common equity ratio and tangible book value per share were 8.62% and $20.41, respectively.
About Bankwell Financial Group
Bankwell is a commercial bank that serves the banking and lending needs of residents and businesses throughout Fairfield and New Haven Counties, CT.  For more information about this press release, interested parties may contact Christopher R. Gruseke, President and Chief Executive Officer or Penko Ivanov, Executive Vice President and Chief Financial Officer of Bankwell Financial Group at (203) 652-0166.
For more information, visit www.mybankwell.com.
This press release may contain certain forward-looking statements about the Company. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "estimate," and "intend" or future or conditional verbs such as "will," "would," "should," "could," or "may." Forward-looking statements, by their nature, are subject to risks and uncertainties. Certain factors that could cause actual results to differ materially from expected results include increased competitive pressures, changes in the interest rate environment, general economic conditions or conditions within the securities markets, and legislative and regulatory changes that could adversely affect the business in which the Company and its subsidiaries are engaged.

Non-GAAP Financial Measures

In addition to evaluating the Company's financial performance in accordance with U.S. generally accepted accounting principles ("GAAP"), management may evaluate certain non-GAAP financial measures, such as the efficiency ratio. A computation and reconciliation of certain non-GAAP financial measures used for these purposes is contained in the accompanying Reconciliation of GAAP to Non-GAAP Measures table. We believe that providing certain non-GAAP financial measures provides investors with information useful in understanding our financial performance, our performance trends and financial position. For example, the Company believes that the efficiency ratio is useful in the assessment of financial performance, including non-interest expense control. The Company believes that tangible common equity and tangible book value per share is useful to evaluate the relative strength of the Company's capital position. We utilize these measures for internal planning and forecasting purposes. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and results, and we strongly encourage investors to review our consolidated financial statements in their entirety and not to rely on any single financial measure.

BANKWELL FINANCIAL GROUP, INC.
CONSOLIDATED BALANCE SHEETS (unaudited)
(Dollars in thousands, except share data)
	September 30,	June 30,	March 31,	December 31,	September 30,
	2017	2017	2017	2016	2016
Assets
Cash and due from banks	$ 85,329	$ 84,802	$ 63,675	$ 96,026	$ 94,731
Federal funds sold	11,117	1,185	10,280	329	1,357
Cash and cash equivalents	96,446	85,987	73,955	96,355	96,088

Available for sale investment securities, at fair value	86,272	90,951	87,434	87,751	82,752
Held to maturity investment securities, at amortized cost	23,573	23,615	16,808	16,859	16,909
Loans held for sale	785	-	-	254	400
Loans receivable (net of allowance for loan losses of $19,564, $19,536, $18,511,
$17,982 and $17,250 at September 30, 2017, June 30, 2017, March 31, 2017,
December 31, 2016 and September 30, 2016, respectively)	1,500,574	1,463,240	1,406,407	1,343,895	1,305,065
Foreclosed real estate	222	222	272	272	272
Accrued interest receivable	5,344	5,239	5,180	4,958	4,499
Federal Home Loan Bank stock, at cost	9,351	8,033	8,033	7,943	7,943
Premises and equipment, net	17,509	17,366	17,618	17,835	10,314
Bank-owned life insurance	39,329	39,034	38,740	33,448	24,277
Goodwill	2,589	2,589	2,589	2,589	2,589
Other intangible assets	407	438	469	501	532
Deferred income taxes, net	8,834	8,957	8,954	9,085	9,874
Other assets	13,703	10,133	5,783	7,174	4,072
Total assets	$ 1,804,938	$ 1,755,804	$ 1,672,242	$ 1,628,919	$ 1,565,586

Liabilities & Shareholders' Equity
Liabilities
Deposits
Noninterest-bearing	$ 162,790	$ 176,495	$ 170,572	$ 187,593	$ 176,405
Interest-bearing	1,247,001	1,237,790	1,156,888	1,101,444	1,040,537
Total deposits	1,409,791	1,414,285	1,327,460	1,289,037	1,216,942

Advances from the Federal Home Loan Bank	195,000	150,000	160,000	160,000	175,000
Subordinated debentures	25,090	25,077	25,064	25,051	25,038
Accrued expenses and other liabilities	16,740	12,865	10,046	8,936	8,034
Total liabilities	1,646,621	1,602,227	1,522,570	1,483,024	1,425,014

Shareholders' equity
Common stock, no par value; 10,000,000 shares authorized,
7,705,975, 7,673,850, 7,638,706, 7,620,663 and 7,562,508 shares issued and outstanding at September 30, 2017, June 30, 2017, March 31, 2017,
December 31, 2016 and September 30, 2016, respectively	117,289	116,502	115,823	115,353	113,650
Retained earnings	39,777	36,053	32,820	29,652	26,859
Accumulated other comprehensive income	1,251	1,022	1,029	890	63
Total shareholders' equity	158,317	153,577	149,672	145,895	140,572

Total liabilities and shareholders' equity	$ 1,804,938	$ 1,755,804	$ 1,672,242	$ 1,628,919	$ 1,565,586

BANKWELL FINANCIAL GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (unaudited)
(Dollars in thousands, except per share data)

	For the Quarter Ended					For the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2017	2017	2017	2016	2016	2017	2016
Interest and dividend income
Interest and fees on loans	$ 17,175	$ 16,660	$ 15,513	$ 15,910	$ 14,914	$ 49,348	$ 42,167
Interest and dividends on securities	934	880	809	657	688	2,623	2,083
Interest on cash and cash equivalents	239	148	114	75	31	501	98
Total interest income	18,348	17,688	16,436	16,642	15,633	52,472	44,348

Interest expense
Interest expense on deposits	3,416	3,095	2,581	2,438	2,160	9,092	5,862
Interest on borrowings	1,071	952	907	916	946	2,930	2,682
Total interest expense	4,487	4,047	3,488	3,354	3,106	12,022	8,544

Net interest income	13,861	13,641	12,948	13,288	12,527	40,450	35,804

Provision for loan losses	398	895	543	748	1,219	1,836	3,166

Net interest income after provision for loan losses	13,463	12,746	12,405	12,540	11,308	38,614	32,638

Noninterest income
Bank owned life insurance	295	295	291	171	174	881	522
Service charges and fees	254	261	240	242	241	755	721
Gains and fees from sales of loans	36	199	324	79	163	559	387
Gain on sale of foreclosed real estate, net	-	-	-	-	-	-	128
Net gain (loss) on sale of available for sale securities	-	-	165	(207)	-	165	92
Other	239	243	246	116	172	728	425
Total noninterest income	824	998	1,266	401	750	3,088	2,275

Noninterest expense
Salaries and employee benefits	3,952	3,800	3,929	4,331	3,839	11,681	11,324
Occupancy and equipment	1,449	1,439	1,692	1,576	1,435	4,580	4,235
Professional services	680	523	412	397	521	1,615	1,257
Data processing	621	401	445	402	417	1,467	1,201
Marketing	295	311	266	304	242	872	644
FDIC insurance	265	243	383	146	177	891	514
Director fees	207	243	233	223	198	683	636
Amortization of intangibles	31	31	31	32	39	93	119
Foreclosed real estate	3	60	7	8	47	70	149
Other	626	530	836	349	566	1,992	1,697
Total noninterest expense	8,129	7,581	8,234	7,768	7,481	23,944	21,776

Income before income tax expense	6,158	6,163	5,437	5,173	4,577	17,758	13,137

Income tax expense	1,895	2,394	1,735	1,850	1,437	6,024	4,110

Net income	$ 4,263	$ 3,769	$ 3,702	$ 3,323	$ 3,140	$ 11,734	$ 9,027

Earnings Per Common Share:
Basic	$ 0.55	$ 0.49	$ 0.49	$ 0.44	$ 0.42	$ 1.53	$ 1.20
Diluted	0.55	0.49	0.48	0.43	0.41	1.51	1.19

Weighted Average Common Shares Outstanding:
Basic	7,587,471	7,550,734	7,525,268	7,418,820	7,397,067	7,554,739	7,388,364
Diluted	7,670,258	7,645,930	7,632,123	7,560,319	7,488,752	7,652,355	7,459,283
Dividends per common share	$ 0.07	$ 0.07	$ 0.07	$ 0.07	$ 0.05	$ 0.21	$ 0.15

BANKWELL FINANCIAL GROUP, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (unaudited)
(Dollars in thousands, except per share data)

	For the Quarter Ended					For the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2017	2017	2017	2016	2016	2017	2016
Performance ratios:
Return on average assets	0.96%	0.88%	0.93%	0.84%	0.85%	0.92%	0.85%
Return on average stockholders' equity	10.78%	9.89%	10.12%	9.23%	8.96%	10.27%	8.84%
Return on average tangible common equity	10.99%	10.09%	10.33%	9.44%	9.16%	10.48%	9.04%
Net interest margin	3.30%	3.32%	3.35%	3.55%	3.57%	3.32%	3.54%
Efficiency ratio (1)	55.1%	51.2%	58.3%	55.6%	55.7%	54.8%	56.8%

Net loan charge-offs (recoveries) as a % of average loans	0.00%	(0.01)%	0.00%	0.00%	0.01%	0.00%	0.01%

	As of
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Capital ratios:
Total Common Equity Tier 1 Capital to Risk-Weighted Assets (2)	10.95%	10.91%	11.16%	11.59%	11.64%
Total Capital to Risk-Weighted Assets (2)	12.19%	12.16%	12.41%	12.85%	12.89%
Tier I Capital to Risk-Weighted Assets (2)	10.95%	10.91%	11.16%	11.59%	11.64%
Tier I Capital to Average Assets (2)	9.78%	9.75%	10.06%	10.10%	10.45%
Tangible common equity to tangible assets	8.62%	8.59%	8.78%	8.78%	8.80%

Tangible book value per common share (3)	$ 20.41	$ 19.89	$ 19.44	$ 18.98	$ 18.57

Asset quality:
Nonaccrual loans	$ 4,241	$ 5,303	$ 4,434	$ 2,937	$ 3,644
Other real estate owned	222	222	272	272	272
Total non-performing assets	$ 4,463	$ 5,525	$ 4,706	$ 3,209	$ 3,916

Nonperforming loans as a % of total loans	0.28%	0.36%	0.31%	0.22%	0.27%

Nonperforming assets as a % of total assets	0.25%	0.31%	0.28%	0.20%	0.25%

Allowance for loan losses as a % of total loans	1.28%	1.31%	1.30%	1.32%	1.30%

Allowance for loan losses as a % of nonperforming loans	461.31%	368.40%	417.48%	612.26%	473.38%

(1)
Efficiency ratio is defined as noninterest expense, less merger and acquisition related expenses, other real estate owned expenses and amortization of intangible assets, divided by our operating revenue, which is equal to net interest income plus non-interest income excluding gains and losses on sales of securities and gains and losses on other real estate owned. In our judgment, the adjustments made to operating revenue allow investors and analysts to better assess our operating expenses in relation to our core operating revenue by removing the volatility that is associated with certain one-time items and other discrete items that are unrelated to our core business.

(2)	Represents Bank ratios. Current period capital ratios are preliminary subject to finalization of the FDIC Call Report.

(3)	Excludes unvested restricted shares of 96,488, 103,220, 98,176, 96,594 and 160,708 as of September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016, respectively.

BANKWELL FINANCIAL GROUP, INC.
LOAN & DEPOSIT PORTFOLIO (unaudited)
(Dollars in thousands)

	September 30,	June 30,	December 31,	Current QTD	YTD
Period End Loan Composition	2017	2017	2016	% Change	% Change
Residential Real Estate	$ 178,948	$ 181,005	$ 181,310	(1.1%)	(1.3%)
Commercial Real Estate	942,898	903,080	845,322	4.4%	11.5%
Construction	114,571	117,348	107,441	(2.4%)	6.6%
Home equity	13,900	14,587	14,419	(4.7%)	(3.6%)
Total Real Estate Loans	1,250,317	1,216,020	1,148,492	2.8%	8.9%

Commercial Business	272,505	269,311	215,914	1.2%	26.2%

Consumer	724	957	1,533	(24.3%)	(52.8%)
Total Loans	$ 1,523,546	$ 1,486,288	$ 1,365,939	2.5%	11.5%

	September 30,	June 30,	December 31,	Current QTD	YTD
Period End Deposit Composition	2017	2017	2016	% Change	% Change
Noninterest-bearing demand	$ 162,790	$ 176,495	$ 187,593	(7.8%)	(13.2%)
NOW	58,894	68,049	53,950	(13.5%)	9.2%
Money Market	453,577	401,107	349,131	13.1%	29.9%
Savings	87,469	113,338	96,502	(22.8%)	(9.4%)
Time	647,061	655,296	601,861	(1.3%)	7.5%
Total Deposits	$ 1,409,791	$ 1,414,285	$ 1,289,037	(0.3%)	9.4%

BANKWELL FINANCIAL GROUP, INC.
NONINTEREST INCOME & EXPENSE - QTD (unaudited)
(Dollars in thousands)

	For the Quarter Ended
Noninterest income	September 30,	June 30,	September 30,	Sep 17 vs. Jun 17	Sep 17 vs. Sep 16
	2017	2017	2016	% Change	% Change
Bank owned life insurance	$ 295	$ 295	$ 174	0.0%	69.5%
Service charges and fees	254	261	241	(2.7%)	5.4%
Gains and fees from sales of loans	36	199	163	(81.9%)	(77.9%)
Other	239	243	172	(1.6%)	39.0%
Total noninterest income	$ 824	$ 998	$ 750	(17.4%)	9.9%

	For the Quarter Ended
Noninterest expense	September 30,	June 30,	September 30,	Sep 17 vs. Jun 17	Sep 17 vs. Sep 16
	2017	2017	2016	% Change	% Change
Salaries and employee benefits	$ 3,952	$ 3,800	$ 3,839	4.0%	2.9%
Occupancy and equipment	1,449	1,439	1,435	0.7%	1.0%
Professional services	680	523	521	30.0%	30.5%
Data processing	621	401	417	54.9%	48.9%
Marketing	295	311	242	(5.1%)	21.9%
FDIC insurance	265	243	177	9.1%	49.7%
Director fees	207	243	198	(14.8%)	4.5%
Amortization of intangibles	31	31	39	0.0%	(20.5%)
Foreclosed real estate	3	60	47	(95.0%)	(93.6%)
Other	626	530	566	18.1%	10.6%
Total noninterest expense	$ 8,129	$ 7,581	$ 7,481	7.2%	8.7%

BANKWELL FINANCIAL GROUP, INC.
NONINTEREST INCOME & EXPENSE - YTD (unaudited)
(Dollars in thousands)

	For the Nine Months Ended
Noninterest income	September 30,	September 30,	Sep 17 vs. Sep 16
	2017	2016	% Change
Bank owned life insurance	$ 881	$ 522	68.8%
Service charges and fees	755	721	4.7%
Gains and fees from sales of loans	559	387	44.4%
Gain on sale of foreclosed real estate, net	-	128	(100.0%)
Net gain on sale of available for sale securities	165	92	79.3%
Other	728	425	71.3%
Total noninterest income	$ 3,088	$ 2,275	35.7%

	For the Nine Months Ended
Noninterest expense	September 30,	September 30,	Sep 17 vs. Sep 16
	2017	2016	% Change
Salaries and employee benefits	$ 11,681	$ 11,324	3.2%
Occupancy and equipment	4,580	4,235	8.1%
Professional services	1,615	1,257	28.5%
Data processing	1,467	1,201	22.1%
FDIC insurance	891	514	73.3%
Marketing	872	644	35.4%
Director fees	683	636	7.4%
Amortization of intangibles	93	119	(21.8%)
Foreclosed real estate	70	149	(53.0%)
Other	1,992	1,697	17.4%
Total noninterest expense	$ 23,944	$ 21,776	10.0%

BANKWELL FINANCIAL GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES (unaudited)
(Dollars in thousands, except share data)

	As of
Computation of Tangible Common Equity to Tangible Assets	9/30/2017	6/30/2017	3/31/2017	12/31/2016	09/30/2016
Total Equity	$ 158,317	$ 153,577	$ 149,672	$ 145,895	$ 140,572
Less:
Goodwill	2,589	2,589	2,589	2,589	2,589
Other intangibles	407	438	469	501	532
Tangible Common Equity	$ 155,321	$ 150,550	$ 146,614	$ 142,805	$ 137,451

Total Assets	$ 1,804,938	$ 1,755,804	$ 1,672,242	$ 1,628,919	$ 1,565,586
Less:
Goodwill	2,589	2,589	2,589	2,589	2,589
Other intangibles	407	438	469	501	532
Tangible Assets	$ 1,801,942	$ 1,752,777	$ 1,669,184	$ 1,625,829	$ 1,562,465

Tangible Common Equity to Tangible Assets	8.62%	8.59%	8.78%	8.78%	8.80%

	As of
Computation of Tangible Book Value per Common Share	9/30/2017	6/30/2017	3/31/2017	12/31/2016	09/30/2016
Total shareholders' equity	$ 158,317	$ 153,577	$ 149,672	$ 145,895	$ 140,572
Less:
Preferred stock	-	-	-	-	-
Common shareholders' equity	158,317	153,577	149,672	145,895	140,572
Less:
Goodwill	2,589	2,589	2,589	2,589	2,589
Other intangibles	407	438	469	501	532
Tangible common shareholders' equity	155,321	150,550	146,614	142,805	137,451
Common shares issued	7,705,975	7,673,850	7,638,706	7,620,663	7,562,508
Less:
Shares of unvested restricted stock	96,488	103,220	98,176	96,594	160,708
Common shares outstanding	7,609,487	7,570,630	7,540,530	7,524,069	7,401,800
Book value per share	$ 20.81	$ 20.29	$ 19.85	$ 19.39	$ 18.99
Less:
Effects of intangible assets	$ 0.39	$ 0.40	$ 0.41	$ 0.41	$ 0.42

Tangible Book Value per Common Share	$ 20.41	$ 19.89	$ 19.44	$ 18.98	$ 18.57

BANKWELL FINANCIAL GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES (unaudited) - Continued
(Dollars in thousands, except share data)

	For the Quarter Ended					For the Nine Months Ended
Computation of Efficiency Ratio	9/30/2017	6/30/2017	3/31/2017	12/31/2016	09/30/2016	09/30/2017	09/30/2016
Noninterest expense	$ 8,129	$ 7,581	$ 8,234	$ 7,768	$ 7,481	$ 23,944	$ 21,776
Less:
Amortization of intangible assets	31	31	31	32	39	93	119
Foreclosed real estate expenses	3	60	7	8	47	70	149
Adjusted noninterest expense	$ 8,095	$ 7,490	$ 8,196	$ 7,728	$ 7,395	$ 23,781	$ 21,508
Net interest income	$ 13,861	$ 13,641	$ 12,948	$ 13,288	$ 12,527	$ 40,450	$ 35,804
Noninterest income	824	998	1,266	401	750	3,088	2,275
Less:
Gains (losses) on sales of securities	-	-	165	(207)	-	165	92
Gains on sale of foreclosed real estate	-	-	-	-	-	-	128
Adjusted operating revenue	$ 14,685	$ 14,639	$ 14,049	$ 13,896	$ 13,277	$ 43,373	$ 37,859

Efficiency ratio	55.1%	51.2%	58.3%	55.6%	55.7%	54.8%	56.8%

	For the Quarter Ended					For the Nine Months Ended
Computation of Return on Average Tangible Common Equity	9/30/2017	6/30/2017	3/31/2017	12/31/2016	09/30/2016	09/30/2017	09/30/2016
Net Income Attributable to Common Shareholders	$ 4,263	$ 3,769	$ 3,702	$ 3,323	$ 3,140	$ 11,734	$ 9,027
Total average shareholders' equity	$ 156,852	$ 152,898	$ 148,349	$ 143,152	$ 139,449	$ 152,721	$ 136,445
Less:
Goodwill	2,589	2,589	2,589	2,589	2,589	2,589	2,589
Other intangibles	407	438	469	501	532	407	532
Average tangible common equity	$ 153,856	$ 149,871	$ 145,291	$ 140,062	$ 136,328	$ 149,725	$ 133,324

Annualized Return on Average Tangible Common Equity	10.99%	10.09%	10.33%	9.44%	9.16%	10.48%	9.04%

BANKWELL FINANCIAL GROUP, INC.
NET INTEREST MARGIN ANALYSIS ON A FULLY TAX EQUIVALENT BASIS
(Dollars in thousands)

	For the Quarter Ended
	September 30, 2017			September 30, 2016
	Average		Yield/	Average		Yield/
	Balance	Interest	Rate (5)	Balance	Interest	Rate (5)
Assets:
Cash and Fed funds sold	$ 83,086	$ 239	1.14%	$ 28,305	$ 29	0.41%
Securities (1)	112,066	1,014	3.62%	98,480	762	3.09%
Loans:
Commercial real estate	927,114	10,613	4.48%	788,911	9,324	4.62%
Residential real estate	179,428	1,597	3.56%	178,106	1,600	3.59%
Construction (2)	106,373	1,305	4.80%	107,197	1,230	4.49%
Commercial business	268,408	3,476	5.07%	195,881	2,584	5.16%
Home equity	14,150	172	4.83%	14,706	156	4.23%
Consumer	1,149	10	3.53%	1,467	20	5.51%
Total loans	1,496,622	17,173	4.49%	1,286,268	14,914	4.54%
Federal Home Loan Bank stock	8,544	85	3.96%	7,400	65	3.51%
Total earning assets	1,700,318	18,511	4.26%	1,420,453	15,770	4.34%
Other assets	69,253			56,762
Total assets	$ 1,769,571			$ 1,477,215

Liabilities and shareholders' equity:
Interest-bearing liabilities:
NOW	$ 58,625	19	0.13%	$ 53,515	16	0.12%
Money market	432,753	992	0.91%	330,263	484	0.58%
Savings	100,197	189	0.75%	62,689	64	0.40%
Time	645,317	2,215	1.36%	540,823	1,597	1.17%
Total interest-bearing deposits	1,236,892	3,415	1.10%	987,290	2,161	0.87%
Borrowed Money	193,734	1,071	2.16%	171,385	946	2.16%
Total interest-bearing liabilities	1,430,626	$ 4,486	1.24%	1,158,675	$ 3,107	1.07%
Noninterest-bearing deposits	164,565			170,500
Other liabilities	17,528			8,591
Total liabilities	1,612,719			1,337,766
Shareholders' equity	156,852			139,449
Total liabilities and shareholders' equity	$ 1,769,571			$ 1,477,215
Net interest income (3)		$ 14,025			$ 12,663
Interest rate spread			3.02%			3.27%
Net interest margin (4)			3.30%			3.57%

(1)	Average balances and yields for securities are based on amortized cost.
(2)	Includes commercial and residential real estate construction.
(3)	The adjustment for securities and loans taxable equivalency amounted to $164 thousand and $136 thousand, respectively for the three months ended September 30, 2017 and 2016.
(4)	Net interest income as a percentage of earning assets.
(5)	Yields are calculated using the contractual day count convention for each respective product type.

BANKWELL FINANCIAL GROUP, INC.
NET INTEREST MARGIN ANALYSIS ON A FULLY TAX EQUIVALENT BASIS
(Dollars in thousands)
	For the Nine Months Ended
	September 30, 2017			September 30, 2016
	Average		Yield/	Average		Yield/
	Balance	Interest	Rate (5)	Balance	Interest	Rate (5)
Assets:
Cash and Fed funds sold	$ 79,333	$ 502	0.85%	$ 30,559	$ 94	0.41%
Securities (1)	106,622	2,822	3.53%	102,107	2,321	3.03%
Loans:
Commercial real estate	893,962	30,527	4.50%	755,026	26,446	4.60%
Residential real estate	180,347	4,835	3.57%	178,699	4,807	3.59%
Construction (2)	107,136	3,853	4.74%	96,635	3,298	4.48%
Commercial business	249,718	9,607	5.07%	178,453	7,082	5.21%
Home equity	14,156	490	4.63%	15,206	468	4.11%
Consumer	1,387	35	3.40%	1,707	66	5.14%
Total loans	1,446,706	49,347	4.50%	1,225,726	42,167	4.52%
Federal Home Loan Bank stock	8,198	244	3.97%	7,173	184	3.43%
Total earning assets	1,640,859	52,915	4.25%	1,365,565	44,766	4.31%
Other assets	63,527			55,145
Total assets	$ 1,704,386			$ 1,420,710

Liabilities and shareholders' equity:
Interest-bearing liabilities:
NOW	$ 58,096	65	0.15%	$ 55,742	87	0.21%
Money market	387,162	2,329	0.80%	319,289	1,331	0.56%
Savings	108,304	591	0.73%	71,243	215	0.40%
Time	628,521	6,107	1.30%	502,177	4,230	1.13%
Total interest-bearing deposits	1,182,083	9,092	1.03%	948,451	5,863	0.83%
Borrowed Money	186,844	2,930	2.07%	158,247	2,682	2.23%
Total interest-bearing liabilities	1,368,927	$ 12,022	1.17%	1,106,698	$ 8,545	1.03%
Noninterest-bearing deposits	168,778			170,088
Other liabilities	13,960			7,479
Total liabilities	1,551,665			1,284,265
Shareholders' equity	152,721			136,445
Total liabilities and shareholders' equity	$ 1,704,386			$ 1,420,710
Net interest income (3)		$ 40,893			$ 36,221
Interest rate spread			3.08%			3.28%
Net interest margin (4)			3.32%			3.54%

(1)	Average balances and yields for securities are based on amortized cost.
(2)	Includes commercial and residential real estate construction.
(3)	The adjustment for securities and loans taxable equivalency amounted to $443 thousand and $417 thousand, respectively for the nine months ended September 30, 2017, and 2016
(4)	Net interest income as a percentage of earning assets.
(5)	Yields are calculated using the contractual day count convention for each respective product type.